UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

RxSight, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To the Stockholders of RxSight, Inc:

I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of RxSight, Inc., a Delaware corporation (“RxSight” or the “Company”), which will be held virtually on Thursday, June 2, 2022, at 8:00 a.m. Pacific Time. Due to the impact of the coronavirus (COVID-19) pandemic, the Annual Meeting will be held in a virtual format via live webcast this year which affords the same rights and opportunities as participating at an in-person meeting. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/RXST, where you will be able to listen to the meeting live, submit questions and vote online by entering the control number located on your proxy card. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting. Stockholders of record may access the proxy materials or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you in printed form by mail. Your election to receive proxy materials in printed form by mail will remain in effect until you terminate it.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the proxy card that you requested per the instructions in the Notice of Internet Availability. If you decide to attend the Annual Meeting, you will be able to change your vote, revoke your proxy or vote electronically at the Annual Meeting.

On behalf of the Company’s Board of Directors, we would like to thank you for your continued support of and interest in RxSight and look forward to receiving your proxy.

Sincerely,

J. Andy Corley Chairman of the Board of Directors	Ron Kurtz, M.D. President, Chief Executive Officer and Director

RxSight, Inc.

100 Columbia

Aliso Viejo, CA 92656

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	Thursday, June 2, 2022 at 8:00 a.m. Pacific Time.

Place

The Annual Meeting will be a completely virtual meeting of stockholders, to be conducted via live webcast. You will be able to attend the Annual Meeting virtually, submit questions and vote online during the meeting by visiting www.proxydocs.com/RXST.

Items of Business
•
To elect three Class I directors, Ron Kurtz, M.D., J. Andy Corley and Juliet Tammenoms Bakker, to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified.

• To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

• To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Record Date	April 11, 2022 (the “Record Date”). Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to the Notice of Internet Availability and the proxy statement. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to change your vote, revoke your proxy or vote electronically at the Annual Meeting. The proxy statement explains proxy voting and the matters to be voted on in more detail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Thursday, June 2, 2022. Our proxy statement and Annual Report to Stockholders are being made available on or about April 21, 2022 on our investor relations website at https://investors.rxsight.com/financial-information/sec-filings. We are providing access to our proxy materials over the Internet under the rules adopted by the Securities and Exchange Commission (“SEC”).

By Order of the Board of Directors

Aliso Viejo, California April 21, 2022	Ron Kurtz, M.D. President, Chief Executive Officer and Director

i

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 8:00 a.m. Pacific Time on Thursday, June 2, 2022

This proxy statement and the form of proxy card are furnished in connection with the solicitation of proxies by our board of directors for use at the 2022 annual meeting of stockholders of RxSight Inc. (the “Annual Meeting”), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Thursday, June 2, 2022 at 8:00 a.m. Pacific Time virtually via live webcast. You will be able to attend the Annual Meeting virtually by visiting www.proxydocs.com/RXST, where you will be able to listen to the meeting live, submit questions and vote online after entering the control number listed on your Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) or proxy card.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing these “proxy materials” (as defined below) to you in connection with its solicitation of proxies for use at the Annual Meeting, which will take place on Thursday, June 2, 2022. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement. The Notice of Internet Availability, containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy, and our annual report, is first being sent or given on or about April 21, 2022 to all stockholders of record entitled to vote at the Annual Meeting. These items, together, may be referred to in this proxy statement as the “proxy materials.”

What proposals will be voted on at the Annual Meeting?

There are two proposals scheduled to be voted on at the Annual Meeting:

•
the election of Ron Kurtz, M.D., J. Andy Corley and Juliet Tammenoms Bakker as Class I directors to serve until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and
•
the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our Board recommend that I vote?

Our board of directors recommends that you vote:

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FOR the election of Ron Kurtz, M.D., J. Andy Corley and Juliet Tammenoms Bakker as Class I directors to serve for a three-year term; and
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on April 11, 2022, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 27,485,685 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholders of Record – Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares, and this proxy statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person (virtually) at the Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders – Shares Registered in the Name of a Broker, Bank or Other Nominee. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name,” and this proxy statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.” As a street name stockholder, if you plan to vote your shares at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee in advance of the Annual Meeting.

How many votes are needed for approval of each proposal?

•
Proposal No. 1: The election of each Class I director requires a plurality of the votes of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class I directors. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the proposal. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.
•
Proposal No. 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires an affirmative FOR vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for it to be properly held under our amended and restated bylaws and Delaware law. A majority of the shares of common stock outstanding and entitled to vote, in person (virtually) or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions, withhold votes, and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum. If there is no quorum, a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What do I need to do to attend the Annual Meeting?

You will be able to attend the Annual Meeting virtually, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.proxydocs.com/RXST. To participate in the Annual Meeting, you will need the control number from your Notice of Internet Availability or proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time.

How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, you can vote in one of the following ways:

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You may vote via the Internet. To vote via the Internet prior to the Annual Meeting, go to www.proxypush.com/RXST to complete an electronic proxy card. You will be asked to provide the control number from your Notice of Internet Availability or proxy card (if you received printed proxy materials). Your vote must be received by 11:59 p.m. Eastern Time on June 1, 2022 to be counted. If you vote via the Internet prior to the Annual Meeting, you do not need to return a proxy card by mail.
•
You may vote by telephone. To vote by telephone, dial 1-866-305-2377 (toll-free in the United States and Canada; toll charges apply to calls from other countries) and follow the recorded instructions. You will be asked to provide the control number from your Notice of Internet Availability or proxy card (if you received printed proxy materials). Your vote must be received by 11:59 p.m. Eastern Time on June 1, 2022 to be counted. If you vote by telephone, you do not need to return a proxy card by mail.
•
You may vote by mail. To vote by mail, you will need to request a paper proxy card from the Company by following the procedures in the Notice of Internet Availability. If you elect to vote by mail, please complete, date and sign the proxy card where indicated and return it promptly by mail in the enclosed postage-paid envelope so that it is received no later than June 1, 2022. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors.
•
You may vote virtually during the Annual Meeting. If you plan to attend the Annual Meeting by visiting www.proxydocs.com/RXST, you may vote electronically (to include changing your vote if you previously voted by another method described above) and submit questions during the meeting. Please have your Notice of Internet Availability or proxy card (if you received printed proxy materials) in hand when you visit the website.

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Stockholders. If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

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entering a new vote by Internet or telephone by 11:59 p.m. Eastern Time on June 1, 2022;
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signing and returning a new proxy card with a later date by 11:59 p.m. Eastern Time on June 1, 2022;
•
delivering a written revocation to our Secretary at RxSight Inc., 100 Columbia, Aliso Viejo, California, 92656, by 11:59 p.m. Eastern Time on June 1, 2022; or
•
attending the Annual Meeting and voting (virtually).

Street Name Stockholders. If you are a street name stockholder, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Our executive officers Ron Kurtz, M.D. and Shelley Thunen have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by such proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each of the three directors nominated by our board of directors and named in this proxy statement as Class I directors (Proposal No. 1);
•
FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Proposal No. 2); and
•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Street Name Stockholders. If you are a street name stockholder and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

What does it mean if I received more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure approved by the SEC called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

RxSight Inc.

Attention: Secretary

100 Columbia, Aliso Viejo, California, 92656

(949) 521-7830

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, we will file an amendment to the Form 8-K to disclose the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2023 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive office not later than December 22, 2022. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials and be sent to our Secretary at our principal executive office.

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of the our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2023 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive office:

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not earlier than 8:00 a.m., local time, on February 2, 2023; and
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not later than 5:00 p.m., local time, on March 4, 2023.

In the event that we hold our 2023 annual meeting of stockholders on a date that is more than 25 days from the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than 8:00 a.m., local time, on the 120th day before such annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which public announcement of the date of such annual meeting is first made by us.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation or Nomination of Director Candidates

The Corporate Governance and Nominating Committee of our board of directors (the “Governance Committee”) considers recommendations and nominations for candidates to our board of directors from stockholders so long as such recommendations and nominations comply with our amended and restated certificate of incorporation and our amended and restated bylaws, our Policies and Procedures for Director Candidates, and all applicable laws, rules and regulations. Stockholders holding at least one percent of the fully diluted capitalization of the Company continuously for at least twelve months prior to the date of submission of the recommendation are eligible to recommend director nominees for consideration by the Governance Committee by writing to the General Counsel, Legal Department or Secretary of the Company at our principal executive office. The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for membership of our board of directors. Stockholder recommendations must be received not later than the 90th day nor earlier than the 120th day of the one-year anniversary of the date on which the Company first mailed its proxy materials or notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting of stockholders, regarding the year in which the recommended candidates will be considered for nomination. Following verification of the stockholder status of the person submitting the recommendation and verification that all requirements have been met, all properly submitted recommendations will be promptly brought to the attention of the Governance Committee.

In addition, for next year’s annual meeting of stockholders, we will be required under new SEC Rule 14a-19 to include on our proxy card all nominees for director whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, the Corporate Secretary must receive notice under SEC Rule 14a-19 no later than April 3, 2023. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

Availability of Amended and Restated Bylaws

A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates and for a copy of our Policies and Procedures for Director Candidates.

Who counts the votes?

Donnelley Financial Solutions, Inc. (“Donnelley”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to Donnelley for tabulation. If you are a street name stockholder, your broker or other nominee will return one proxy card to Donnelley on behalf of all its clients.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

Implications of being an “emerging growth company.”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, or JOBS Act, and as such, have elected to comply with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of our Initial Public Offering, (the “IPO”), (ii) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Composition

Our business affairs are managed under the direction of our board of directors, which currently consists of nine (9) members. Our amended and restated certificate of incorporation provides that our board of directors will be divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Upon the recommendation of our Governance Committee, we are nominating Ron Kurtz, M.D., J. Andy Corley and Juliet Tammenoms Bakker, as Class I directors for election at the Annual Meeting. If elected, Dr. Kurtz, Mr. Corley and Ms. Tammenoms Bakker will each hold office for a three-year term until the annual meeting of stockholders to be held in 2025 or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of the date of the Annual Meeting and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting), and for each of the continuing directors:

						Expiration
					Current	of term
				Director	term	for which
Name	Class	Age	Position(s)	since	expires	nominated
1. Directors with terms expiring at the Annual Meeting/nominees
Ron Kurtz, M.D.	I	59	President, Chief Executive Officer and Director	2016	2022	2025
J. Andy Corley (2) (3)	I	66	Chairman of the Board	2015	2022	2025
Juliet Tammenoms Bakker (1) (2)	I	60	Director	2015	2022	2025

2. Continuing Directors
William J. Link, Ph.D. (1)	II	76	Director	2016	2023	—
Robert Warner (2) (3)	II	55	Director	2021	2023	—
Shweta Singh Maniar (2)	II	38	Director	2021	2023	—
Julie B. Andrews (1)	III	51	Director	2021	2024	—
Robert J. Palmisano (3)	III	77	Director	2021	2024	—
Tamara R. Fountain, M.D. (1)	III	59	Director	2022	2024	—

(1) Member of the Audit Committee
(2) Member of the Corporate Governance and Nominating Committee
(3) Member of the Compensation Committee

Director Nominees

Ron Kurtz, M.D. Dr. Kurtz joined RxSight, Inc. in June 2015 and has served as our President and Chief Executive Officer since January 2016 and as a member of our board of directors since February 2016. Prior to joining RxSight in June 2015, Dr. Kurtz co-founded LenSx Lasers, Inc. He served as LenSx’s President and Chief Executive Officer until its acquisition by Alcon Inc. in August 2010, continuing as General Manager of Alcon LenSx, Inc. until March 2015. In 1997, he co-founded IntraLase Corp. and served as its President & CEO until November 1998 and then as its Vice-President and Medical Director until December 2005, thereafter consulting until December 2006. IntraLase became a publicly held Nasdaq-listed company in October 2004 and was acquired by Advanced Medical Optics, Inc. in April 2007. Dr. Kurtz serves on the boards of ODOS GmbH and Allegro Ophthalmics, Inc. Dr. Kurtz has served on the faculty of both the University of California, Irvine, and the University of Michigan. He earned his B.A. in Biochemistry from Harvard College and his M.D. from the University of California, San Diego.

We believe that Dr. Kurtz is qualified to serve on our board of directors due to his leadership track record, his experience as an ophthalmologist, and his service as our Chief Executive Officer and President.

J. Andy Corley. Mr. Corley has served as a member of our board of directors since January 2015 and has served as our Chairman of the Board of Directors since July 2015 and as a member of Compensation Committee since January 2015. Mr. Corley has also served as a board member of Neurolenses, Inc. since 2012, where he currently serves as Chairman of the Board, and has been a partner at Flying L Partners since 2016. Mr. Corley co-founded eyeonics, Inc. in 1998 and served as its Chief Executive Officer and Chairman of the Board until the company was sold to Bausch & Lomb, Inc. in February2008. Mr. Corley then served as President of the Surgical Division at Bausch & Lomb following its acquisition of eyeonics, Inc from 2008 to 2011. Mr. Corley also co-founded Chiron Vision Corp., a company focused on the development of LASIK, in 1987 and served as General Manager of the Refractive Surgery Division until December 1997. Mr. Corley received a Bachelor of Business Administration degree from Georgia Southern University.

We believe Mr. Corley is qualified to serve on our board of directors because of his experience in leading and investing in medical device companies.

Juliet Tammenoms Bakker. Ms. Tammenoms Bakker has served as a member of our board of directors since June 2015, and has served as a member of the Corporate Governance and Nominating Committee and as a member of the Audit Committee since July 2021. Ms. Tammenoms Bakker co-founded Longitude Capital, a healthcare venture capital firm, where she has served as a Managing Director since January 2007. Prior to Longitude, Ms. Tammenoms Bakker served as a Managing Director of Pequot Ventures where she founded the life sciences investment practice. Ms. Tammenoms Bakker currently serves on the boards of Endogenex, Inc., Nalu Medical, Inc., and Ceribell, Inc. and she has previously served on the boards of over twenty companies including Eargo, Inc. (Nasdaq: EAR), Axonics Modulation Technologies (Nasdaq: AXNX), Insulet (Nasdaq: PODD), and Venus Concept (Nasdaq: VERO). Additionally, Ms. Tammenoms Bakker serves as a member of the Advisory Council for the College of Agriculture and Life Sciences at Cornell University and the Advisory Board of the Boys and Girls Club of Greenwich. Ms. Tammenoms Bakker holds an M.P.A. from the Harvard Kennedy School and a B.Sc. from the College of Agriculture and Life Sciences at Cornell University.

We believe Ms. Tammenoms Bakker is qualified to serve on our board of directors due to her extensive experience as an investor in medical technology companies and as a member of the boards of directors of multiple public and private companies.

Continuing Directors

William J. Link, Ph.D. Dr. Link has served as a member of our board of directors since November 2016 and has served as a member of the Compensation Committee from November 2016 to July 2021 and as a member of the Audit Committee since July 2021. Dr. Link formed Flying L Management, LLC in 2017 and is the Managing Partner. Dr. Link has served as a managing director and co-founder of Versant Ventures Management LLC, a venture capital firm investing in early stage healthcare companies, since 1999., He has served as a member of the board of directors of Lensar, Inc. since November 2017 and Tarsus Pharmaceuticals, Inc. since January 2017. Prior to co-founding Versant Ventures in November 1999, Dr. Link was a general partner at Brentwood Venture Capital from 1998 to 2020. From March 1986 to December 1997, Dr. Link was founder, chairman, and chief executive officer of Chiron Vision Corp. He also founded and served as President of American Medical Optics, Inc. (acquired by Allergan, Inc.) from 1978 to 1985. Dr. Link served as a director of Advanced Medical Optics, Inc. from September 2002 to February 2009, a director of Inogen, Inc. from July 2003 to February 2014, a director of Second Sight Medical Products, Inc. from August 2003 to May 2020, a director of Edwards Lifesciences Corp. from May 2009 to May 2021, a director of Glaukos, Inc. from June 2001 to December 2021, and a director of Oyster Point Pharma, Inc. from July 2015 to March 2022. Dr. Link also served as an assistant professor in the Department of Surgery at the Indiana University School of Medicine from 1973 to 1976. Dr. Link received a B.S., M.S., and a Ph.D. in mechanical engineering from Purdue University.

We believe Dr. Link is qualified to serve on our board of directors because of his experience in leading and investing in medical device companies.

Robert Warner. Mr. Warner has served as a member of our board of directors since August 2021, at which time he was nominated to serve as a member of the Compensation Committee and the chair of the Corporate Governance and Nominating Committee. Mr.

Warner served as President and General Manager of Alcon Vision Care Franchise (Alcon) from August 2015 until February 2018. Prior to that, Mr. Warner served as President, U.S. and Canada, for Alcon from January 2012 to July 2015 and as President, Canada and Latin America, for Alcon from November 2010 to January 2012. From January 2005 to October 2010, Mr. Warner served in increasing positions of responsibility for Alcon. Mr. Warner was a member of the Alcon Executive Leadership Team for over 10 years and led the Alcon transition from Nestle to Novartis majority ownership. Mr. Warner currently serves on the board of directors of two private medical device companies, i Lumen Scientific and EyeYon Medical (serving as Chairman for the latter), and is also a board member of Inari Medical (serving as a member of the Audit Committee; Nasdaq: NARI) and GRACE, the Grapevine Relief and Community Exchange. Mr. Warner holds a B.S. in Chemistry from Pace University and an MBA from Rutgers University.

We believe Mr. Warner is qualified to serve on our board of directors because of his extensive experience leading and serving on the board of directors of medical device companies.

Julie B. Andrews. Ms. Andrews has served as a member of our board of directors since August 2021, at which time she was nominated to serve as the Chairperson of the Audit Committee. Ms. Andrews has over fifteen years’ experience in senior finance leadership roles with leading medical technology companies and brings a broad skill set in executing strategic initiatives and leading global finance organizations. Ms. Andrews is the Chief Financial Officer for Smart Wires Technology LTD. (Nasdaq 1st North: GOGRID-SDB.ST, a clean technology company focused on digitalizing and modernizing the electrical grid. From August 2019 to December 2020, Ms. Andrews held the position of Senior Vice President, Global Finance with Wright Medical Group N.V. (Nasdaq: WMGI) with responsibility for the finance, accounting, tax and treasury functions. During her time at Wright Medical, Ms. Andrews played key leadership roles in several successful mergers and acquisitions. These included leading the divestiture and carve-out of the approximately $300 million sale of the hip and knee business to Microport, providing leadership oversight for Wright Medical’s $3.3 billion in equity value acquisition of Tornier, N.V., and leading the diligence and integration planning of the sale of Wright Medical to Stryker Corp. Ms. Andrews was Vice President, Chief Accounting Officer from May 2012 to September 2019 of Wright Medical Group N.V. (f.k.a. Wright Medical Group Inc.). Prior to joining Wright Medical, Ms. Andrews spent fourteen years at Medtronic, Inc., a global medical device company. During her tenure with Medtronic, Ms. Andrews held numerous key financial positions including Vice President, Finance (Business Unit CFO) for the $3.5 billion Spine and Biologics business. Ms. Andrews began her career working with Thomas & Betts Corporation in Memphis, Tennessee and Thomas Havey, LLP in Chicago, Illinois. Ms. Andrews is currently on the board of directors of Priveterra (Nasdaq: PMGM), a healthcare focused special acquisition corporation and serves as the chair of their audit committee. Ms. Andrews received a BS in Accounting from Indiana University NW.

We believe that Ms. Andrews is qualified to serve on our board of directors due to her financial experience in the healthcare industry.

Robert J. Palmisano. Mr. Palmisano has served on our board of directors since August 2021, at which time he was nominated to serve as the Chairperson of the Compensation Committee. Mr. Palmisano served as President and Chief Executive Officer, and as the Executive Director of the Board of Directors and Board Member of Wright Medical Group N.V. in connection with the merger of Wright Medical Group, Inc. (Nasdaq: WMGI) and Tornier N.V. from October 2015 until it was acquired by Stryker Corporation (NYSE: SYK) in November 2020. Mr. Palmisano also served as President and Chief Executive Officer of Wright Medical Group, Inc. (Nasdaq: WMGI) from September 2011 to October 2015, President and Chief Executive Officer of ev3 Inc. from April 2008 to July 2010, when it was acquired by Covidien plc. Mr. Palmisano was President and Chief Executive Officer of IntraLase Corp. from April 2003 to April 2007, when it was acquired by Advanced Medical Optics, Inc. Before joining IntraLase, Mr. Palmisano was President and Chief Executive Officer of MacroChem Corporation from April 2001 to April 2003. Earlier in his career, he served as President and Chief Executive Officer of Summit Technology, Inc. until it was acquired by Alcon, Inc. Mr. Palmisano has served as Chairman of the Board of Priveterra Acquisition Corp. (Nasdaq: PMGMU) from December 2020 to present and serves on the Providence College Board of Trustees Emeritus. Mr. Palmisano previously served as the Chairman of the Board of Avedro, Inc., and on the board of directors ofev3 Inc., Osteotech, Inc. and Abbott Medical Optics, Inc., all publicly held companies, and Bausch & Lomb, a privately held company. Mr. Palmisano holds a B.A. in Political Science from Providence College.

We believe Mr. Palmisano is qualified to serve on our board of directors because of his extensive experience leading and serving on the board of directors of medical device companies.

Shweta Singh Maniar. Ms. Maniar joined our board of directors in December 2021, at which time she was nominated to serve as a member of the Corporate Governance and Nominating Committee. Since July 2018, Ms. Maniar has served as Global Leader, Healthcare & Life Sciences Solutions, Google Cloud – BioPharma at Google, where she leads vision, strategy, and execution of Google Cloud's industry product strategy and go-to-market model. Prior to joining Google, from November 2013 to June 2018, Ms. Maniar contributed as an executive at Genentech, where she led market growth strategies relevant to technology accelerators for therapies and diagnostics. For more than a year previously, she served as Director for the Center of Minimally Invasive Therapeutics at Summa Health. Earlier in her career, Ms. Maniar spent several years in a research capacity at the Cleveland Clinic and the Austen BioInnovation Institute in Akron, where she was primarily focused on medical devices and minimally invasive therapeutics. She currently serves on the board of directors of Seaspine Holdings Corporation and is a member of the Compensation Committee. Ms. Maniar holds a B.A. in Economics from the University of California, San Diego.

We believe Ms. Maniar is qualified to serve on our board of directors because of her leadership experience and her business, operations and strategy experience with healthcare companies.

Tamara R. Fountain, M.D. Dr. Fountain joined our board of directors in January 2022, at which time she was nominated to serve as a member of the Audit Committee. Dr. Fountain served as the 2021 President of the American Academy of Ophthalmology, the world’s largest association of eye physicians and surgeons and was named to the board of directors of the American Board of Ophthalmology in January 2022. She has been on faculty at Rush University Medical Center in Chicago since May 1998 where she is professor of ophthalmology and section chair emeritus of ophthalmic plastic and reconstructive surgery. She has maintained a private practice, Ophthalmology Partners, Ltd., on Chicago’s North Shore since December 2000. Dr. Fountain was chair for Alumni Fund Giving at Harvard Medical School from January 2016 to June 2019 and served as President of the American Society of Ophthalmic Plastic and Reconstructive Surgery in 2018. She served 15 years on the board of directors of Ophthalmic Mutual Insurance Company, the largest, by market share, professional liability insurer of ophthalmologists in the United States. At the end of her term, Dr. Fountain was elected OMIC’s first woman chair of the Board and chair of the Audit Committee, serving January 2014 to December 2015. She was President of the Illinois Society of Eye Physicians and Surgeons January 2002 to December 2005. Dr. Fountain received her BA in Human Biology from Stanford University in 1984, her MD from Harvard Medical School in 1988 and in 1992, completed her residency in ophthalmology at Johns Hopkins Hospital’s Wilmer Eye Institute.

We believe Dr. Fountain is qualified to serve on the Board because of her experience as a practicing ophthalmologist and her leadership roles in the ophthalmology field.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors within one year of the completion of its IPO. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company, among other things, may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries. Additionally, members of the audit committee must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

The charter of the compensation committee requires each member of the compensation committee to meet the independence standards established by Nasdaq and the SEC. To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Messrs. Corley, Warner and Palmisano, Drs. Link and Fountain, and Mses. Tammenoms Bakker, Andrews and Maniar, representing eight of our nine directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Our board of directors has further determined that each member of our audit committee, Drs. Fountain and Link, and Mses. Tammenoms Bakker and Andrews, have met the additional independence requirements for audit committee members under the rules of Nasdaq and Rule 10A-3 under the Exchange Act. Our board of directors has affirmatively determined that each member of our compensation committee, Messrs. Corley, Palmisano and Warner, is independent in accordance with the rules of

Nasdaq and Rule 10C-1 under the Exchange Act and has met the additional requirements for compensation committee members under such rules.

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our directors or executive officers.

Board leadership structure

Our board of directors is currently chaired by Mr. Corley. As a general policy, our board of directors believes that separation of the positions of Chair of our board of directors and Chief Executive Officer reinforces the independence of our board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of our board of directors as a whole. As such, Dr. Kurtz serves as our Chief Executive Officer while Mr. Corley serves as the Chair of our board of directors but is not an officer of the Company. We currently expect and intend the positions of Chair of our board of directors and Chief Executive Officer to continue to be held by two individuals in the future.

Role of the board in risk oversight

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.

Committees of our Board of Directors

Our board of directors has an audit committee, a compensation committee, and a corporate governance and nominating committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Audit Committee

Our audit committee consists of Julie B. Andrews, William J. Link, Juliet Tammenoms Bakker and Tamara R. Fountain, M.D., with Ms. Andrews serving as chair. Our board of directors has determined that Ms. Andrews is an audit committee financial expert, as that term is defined under Item 407(d)(5) of Regulation S-K, and that each audit committee member possesses financial sophistication, as defined under the rules of Nasdaq. Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is also responsible for:

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selecting and hiring the independent registered public accounting firm to audit our financial statements;
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helping to ensure the independence and performance of the independent registered public accounting firm;
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approving audit and non-audit services and fees;
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reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;
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preparing the audit committee report that the SEC requires to be included in our annual proxy statement;
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reviewing reports and communications from the independent registered public accounting firm;
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reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

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reviewing our policies on risk assessment and risk management;
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reviewing and monitoring conflicts of interest situations, and approving or prohibiting any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;
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reviewing related party transactions; and
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establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our audit committee charter is available on our investor relations website at https://investors.rxsight.com. During 2021, our audit committee held four meetings.

Compensation Committee

Our compensation committee consists of Robert J. Palmisano, J. Andy Corley and Robert Warner, with Mr. Palmisano serving as chair. Our compensation committee oversees our compensation policies, plans and benefits programs. The compensation committee is also responsible for:

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overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;
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reviewing and approving or recommending to the board of directors compensation for our executive officers and directors;
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preparing the compensation committee report that the SEC requires to be included in our annual proxy statement; and
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administering our equity compensation plans.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our compensation committee charter is available on our investor relations website at https://investors.rxsight.com. During 2021, our compensation committee held eight meetings.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Robert Warner, J. Andy Corley, Juliet Tammenoms Bakker and Shweta Singh Maniar, with Mr. Warner serving as chair. Our corporate governance and nominating committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. The corporate governance and nominating committee is also responsible for, among other things:

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identifying, evaluating and making recommendations to our board of directors regarding nominees for election to our board of directors and its committees;
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considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;
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reviewing developments in corporate governance practices;
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evaluating the adequacy of our corporate governance practices and reporting; and
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evaluating the performance of our board of directors and of individual directors.

Our corporate governance and nominating committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of Nasdaq. A copy of our corporate governance and nominating committee charter is available on our investor relations website at https://investors.rxsight.com. During 2021, our corporate governance and nominating committee held six meetings.

Attendance at Board and Stockholder Meetings

During our fiscal year ended December 31, 2021, our board of directors held ten meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served on such committee.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we strongly encourage, but do not require, our directors to attend. The Annual Meeting will be our first annual meeting of stockholders as a public company.

Compensation Committee Interlocks and Insider Participation

None of the members of our board of directors who serve on our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Considerations in Evaluating Director Nominees

Our corporate governance and nominating committee, or for purposes of this section, the committee, will use established procedures to identify and evaluate any individual recommended or offered for nomination to the Board. The committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the committee from other sources. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, the committee will consider the following: current size and composition of the board and the needs of the board and the respective committees of the board; such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like, evaluated among others factors and not assigned any particular weighting or priority; and other factors that the committee may consider appropriate. The committee requires the following minimum qualifications to be satisfied by any nominee for a position on the board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing board; the ability to assist and support management and make significant contributions to the Company’s success; and an understanding of the fiduciary responsibilities that are required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If the committee determines that an additional or replacement director is required, the committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the board or management. The committee may propose to the board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board.

The corporate governance and nominating committee considers the suitability of each director candidate, including current directors, in light of the current size and composition of our board. Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our corporate governance and nominating committee considers a broad range of backgrounds and experiences. In addition, we intend to satisfy applicable laws and regulations regarding board composition, including California laws regarding female directors and directors from “underrepresented communities” and Nasdaq rules regarding “diverse” directors. In making determinations regarding nominations of directors, our corporate governance and nominating committee may take into account the benefits of diverse viewpoints. Our corporate governance and nominating committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our corporate governance and nominating committee recommends to our full board of directors the director nominees for selection.

Board Diversity Matrix

The table below provides certain highlights of the composition of our Board members and nominees as of March 31, 2022. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Size:
Total Number of Directors:	9
Gender:	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	5	4	0	0
Number of directors who identify in any of the categories below:
African American or Black	0	1	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	1	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	2	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0

Stockholder Recommendations for Nominations to the Board of Directors

Our corporate governance and nominating committee will consider director candidates recommended by stockholders so long as such recommendations or nominations comply with our amended and restated certificate of incorporation, amended and restated bylaws, our Policies and Procedures for Director Candidates and applicable laws, rules and regulations, including those promulgated by the SEC. Our corporate governance and nominating committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws and our Policies and Procedures for Director Candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination must submit recommendations in writing to our General Counsel, Legal Department or Secretary at our principal executive office. Such recommendations must include the candidate’s name, home and business contact information, detailed biographical data and relevant qualifications, a statement of support of the candidate by the recommending stockholder within the context of the criteria for membership of our board of directors, evidence of the recommending stockholder’s ownership of our capital stock, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between us and the candidate and any additional information required by our amended and restated bylaws. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors. Under our amended and restated bylaws, stockholders may also directly nominate persons for election to our board of directors. Any nomination must comply with the requirements set forth in our amended and restated bylaws and must be sent in writing to our Secretary at RxSight Inc., 100 Columbia, Aliso Viejo, California 92656. To be timely for the 2023 annual meeting of stockholders, nominations must be received by our Secretary not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. In the event that no annual meeting was held in the previous year or if the date of the annual meeting is changed by more than 25 days from the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by our Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such annual meeting is first made.

Code of Business Conduct and Ethics

In July 2021, we adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of business conduct and ethics is available on our website at https://investors.rxsight.com. We intend to disclose future amendments to such code, or any waivers of its requirements, applicable to any principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions or our directors on our website identified above. Information contained on the website is not incorporated by reference into this proxy and should not be considered to be part of this proxy.

Outside Director Compensation Policy

Prior to our IPO, we did not have a formal policy with respect to compensation payable to our non-employee directors. Other than as set forth in the table below, we did not pay any other compensation to any of our non-employee directors in 2021. We granted stock options to Mr. Corley for his service as the chairman of our board of directors and Christopher Cox for his service on the board in 2021. We also reimburse our directors for expenses associated with attending meetings of our board of directors and its committees.

In July 2021, our board of directors adopted our outside director compensation policy. Our stockholders approved the policy upon the completion of our IPO. On January 19, 2022, our board of directors amended our outside director compensation policy, effective January 1, 2022. Each non-employee director will be eligible to receive compensation for his or her service consisting of annual cash retainers and equity awards under our outside director compensation policy. Our board of directors will have the discretion to revise non-employee director compensation as it deems necessary or appropriate.

Cash Compensation. All non-employee directors are eligible to receive the following cash compensation for their services:

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$45,000 per year for services as a board member;
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$50,000 per year additionally for service as non-executive chair of the board of directors;
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$30,000 per year additionally for service as lead director of the board of directors;
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$10,000 per year additionally for service as chair of the audit committee;
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$10,000 per year additionally for service as an audit committee member;
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$7,500 per year additionally for service as chair of the compensation committee;
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$7,500 per year additionally for service as a compensation committee member;
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$5,000 per year additionally for service as chair of the nominating and corporate governance committee; and
•
$5,000 per year additionally for service as a nominating and corporate governance committee member.

Equity Compensation. Non-employee directors will be eligible to receive all types of awards (except incentive stock options) under the 2021 Equity Incentive Plan (the “2021 Plan”) (or the applicable equity plan in place at the time of grant), including discretionary awards not covered under the outside director compensation policy. Nondiscretionary, automatic grants of stock options are made to our non-employee directors as follows:

•
Initial RSU Grant. Each person who first becomes a non-employee director automatically will be granted an award of restricted stock units, or an Initial Award, covering a number of shares of our common stock having a value of $217,500, with any resulting fraction rounded down to the nearest whole share. The Initial Award will be granted automatically on the first trading day on or after the date on which such individual first becomes a non-employee director, or the Initial Start Date, whether through election by our stockholders or appointment by our board to fill a vacancy. If an individual was a member of our board and also an employee, becoming a non-employee director due to termination of employment will not entitle the non-employee director to an Initial Award. Each Initial Award will be scheduled to vest as follows: 1/3rd of the restricted stock units subject to the Initial Award will be scheduled to vest on each annual anniversary of the Initial Start Date (or, if there is no corresponding day in the applicable month, then the last day of such month), in each case subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.
•
Annual RSU Grant. Each non-employee director automatically will be granted an award of restricted stock units, or an Annual Award, with a value of $145,000 on the date of each annual meeting of our board of directors, or the Annual Meeting; provided that the first Annual Award granted to an individual who first becomes a non-employee director following the effective date of the policy will have a value equal to the product of (A) $145,000 multiplied by (B) a fraction, (i) the numerator of which is the number of fully completed months between the applicable Initial Start Date and the date of the first Annual Meeting to occur after such individual first becomes a non-employee director, and (ii) the denominator of which is 12; provided further that any resulting fraction with respect to an Annual Award shall be rounded down to the nearest whole share underlying the restricted stock unit. Each Annual Award will be scheduled to vest in full on the earlier of (i) the one-year anniversary of the grant date or (ii) the date of the next Annual Meeting following the grant date, in each case, subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.
•
IPO RSU Grant. On August 3, 2021, following the completion of our IPO, each non-employee director automatically was granted an award of restricted stock units, or an IPO Award, covering a number of shares having a value equal to the product of (A) $125,000 multiplied by (B) a fraction, (i) the numerator of which is the number of full months between the effective date of the policy and the projected date of the first Annual Meeting to occur after the effective date, and (ii) the denominator of which is 12; provided that any resulting fraction with respect to an IPO Award shall be rounded down to the nearest whole restricted stock unit. Each IPO Award will be scheduled to vest in full on the date of the first Annual Meeting following the effective date of the policy, in each case, subject to the non-employee director continuing to be a non-employee director through the applicable vesting date.

The “value” for the Initial Awards, Annual Awards and IPO Awards described above means the fair value on the date of grant for full-value shares and the grant fair value calculated in accordance with a Black-Scholes valuation model for stock options, in accordance with U.S. generally accepted accounting principles, or such other methodology our board of directors or compensation committee may determine. In the event of a change in control, as such term is defined in the 2021 Plan, each non-employee director will fully vest in his or her outstanding equity awards, including any Initial Awards, Annual Awards and IPO Awards, provided that the non-employee director continues to be a non-employee director through the date of the change in control. Additionally, in the event of a non-employee director’s death or termination due to disability, such non-employee director will fully vest in his or her outstanding equity awards as of immediately prior to the non-employee director’s death or termination due to disability.

Pursuant to our outside director compensation policy, no non-employee director may be issued, in any fiscal year, cash retainers or fees and equity awards with an aggregate value greater than $500,000, increased to $1,000,000 for the fiscal year an individual initially becomes a member of our board of directors.

Director Compensation

The following table presents the total compensation that each of our non-employee directors received during the year ended December 31, 2021. See “Executive Compensation” for a discussion of compensation paid to Dr. Kurtz, our Chief Executive Officer. Dr. Kurtz receives no additional compensation for serving on our board of directors.

	Cash	Stock	Option	All other
Name	Compensation ($) (1)	Awards ($) (2) (3)	Awards ($) (2) (3)	Compensation ($)		Total ($)

J. Andy Corley (4) (5)	42,709	93,744	844,200	70,000	(14)	1,050,653
Julie B. Andrews (6)	25,000	218,730	—	—		243,730
Juliet Tammenoms Bakker (7)	22,916	93,744	—	—		116,660
Robert J. Palmisano (8)	22,916	218,730	—	—		241,646
Robert Warner (9)	23,957	218,730	—	—		242,687
William J. Link, Ph.D. (10)	20,832	93,744	—	—		114,576
Shweta Singh Maniar (11)	—	—	—	—		—
Tamara R. Fountain, M.D. (12)	—	—	—	—		—
Daniel Schwartz (13)	43,750	—	—	—		43,750
Christopher Cox (13)	54,167	—	21,105	—		75,272
Bruce Robertson, Ph.D. (13)	—	—	—	—		—
Richard M. Wolfen (13)	—	—	—	—		—
(1)
Cash compensation earned for Board and committee membership is discussed under the “Outside Director Compensation Policy” heading above.
(2)
Each of the outstanding options to purchase shares of our common stock or grants of time based RSUs was granted pursuant to our 2015 Equity Incentive Plan, as amended, and our 2021 Plan.
(3)
These figures reflect the aggregate grant date fair value of stock option awards (service-based) and awards of restricted stock units granted in the fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). See Note 12 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. With respect to stock option awards, our directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

(4)
As of December 31, 2021, J. Andy Corley had outstanding options to purchase a total of 96,805 shares of our common stock.
(5)
As of December 31, 2021, J. Andy Corley had 5,859 shares issuable upon vesting of time-based RSUs.
(6)
As of December 31, 2021, Julie B. Andrews had 13,378 shares issuable upon vesting of time-based RSUs.
(7)
As of December 31, 2021, Juliet Tammenoms Bakker had 5,859 shares issuable upon vesting of time-based RSUs.
(8)
As of December 31, 2021, Robert J. Palmisano. had 13,378 shares issuable upon vesting of time-based RSUs.
(9)
As of December 31, 2021, Robert Warner had 13,378 shares issuable upon vesting of time-based RSUs.
(10)
As of December 31, 2021, William J. Link, Ph.D. had 5,859 shares issuable upon vesting of time-based RSUs.
(11)
As of December 31, 2021, Shweta Singh Maniar had no shares issuable upon vesting of time-based RSUs.
(12)
As of December 31, 2021, Dr. Fountain had no shares issuable upon vesting of time-based RSUs. Dr. Fountain joined our board of directors in January 2022. Dr. Fountain will receive no compensation under the Company’s outside director compensation policy, or any other compensation from the Company, during the year ending December 31, 2022, in compliance with the policies and procedures of the American Academy of Ophthalmology, and there are no separate arrangements between Dr. Fountain and the Company pertaining to compensation for her service on the board of directors or any committee thereof.
(13)
Dr. Robertson, Mr. Schwartz, Mr. Cox and Mr. Wolfen resigned from our board of directors in July 2021.
(14)
On January 1, 2019, the Company entered into a Consulting Agreement with Yelroc Consulting, Inc., an entity controlled by Mr. Corley, pursuant to which Mr. Corley was paid $10,000 per month for services rendered as the Chair of the Company’s board of directors including, leading the Company’s strategic discussions and negotiations, and providing technical and commercial consulting experience. On December 26, 2020, the Consulting Agreement was amended to extend the term of the Consulting Agreement to December 31, 2021. The Consulting Agreement terminated in connection with the completion of the Company’s IPO.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors consists of nine members. The number of directors is fixed by our board of directors, subject to the terms of our amended and restated certificate of incorporation and amended and restated bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

Our amended and restated certificate of incorporation provides that our board of directors is divided into three classes with staggered three-year terms. Only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our directors are divided among the three classes as follows:

•
the Class I directors are Ron Kurtz, M.D., J. Andy Corley, and Juliet Tammenoms Bakker, and their terms will expire at the annual meeting of stockholders to be held in 2022;
•
the Class II directors are William J. Link, Ph.D., Robert Warner, and Shweta Singh Maniar, and their terms will expire at the annual meeting of stockholders to be held in 2023; and
•
the Class III directors are Julie B. Andrews, Robert J. Palmisano, and Tamara R. Fountain, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2024.

At each annual meeting of stockholders, upon the expiration of the term of a class of directors, the successor to each such director in the class will be elected to serve from the time of election and qualification until the third annual meeting following his or her election and until his or her successor is duly elected and qualified, in accordance with our amended and restated certificate of incorporation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of our directors.

This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our corporate governance and nominating committee has recommended, and our board of directors has approved, Ron Kurtz, M.D., J. Andy Corley, and Juliet Tammenoms Bakker as nominees for election as Class I directors at the Annual Meeting. If elected, each of Dr. Kurtz, Mr. Corley and Ms. Tammenoms Bakker will serve as a Class I director until the 2025 annual meeting of stockholders or until his or her successor is duly elected and qualified. Dr. Kurtz, Mr. Corley and Ms. Tammenoms Bakker are currently directors of our company, and each has agreed to being named in this proxy statement as a nominee. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Dr. Kurtz, Mr. Corley and Ms. Tammenoms Bakker. If you are a street name stockholder of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter. In the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy.

Vote Required

The election of each Class I director requires a plurality of the votes of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the three nominees who receive the most votes cast FOR will be elected as Class I directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE THREE NOMINEES NAMED ABOVE AS CLASS I DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Ernst & Young LLP to audit the financial statements of our company for the fiscal year ending December 31, 2022 and recommends that stockholders vote in favor of the ratification of such appointment. During the years ended December 31, 2021 and 2020, Ernst & Young LLP served as our independent registered public accounting firm.

At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our bylaws or other applicable legal requirements; however, our Board is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares of common stock present virtually in person or represented by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our Audit Committee. Even if the appointment is ratified, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2022 if our Audit Committee believes that such a change would be in the best interests of RxSight and its stockholders. A representative of Ernst & Young LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2021 and 2020, respectively.

	2021	2020
Audit fees(1)	$1,010,500	$660,000
Audit-related fees(2)	—	—
Tax fees(3)	87,550	56,650
All other fees(4)	—	—
Total fees	$1,098,050	$716,650

(1)
“Audit fees” for 2021 and 2020 consist of fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company’s consolidated financial statements, review of the condensed consolidated financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years. Fees for our fiscal year ended December 31, 2021 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to the IPO of our common stock completed in July 2021.
(2)
“Audit-related fees” consist of fees billed for professional services rendered for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”
(3)
“Tax fees” consist of fees billed for professional services rendered by Ernst & Young LLP for tax compliance, advice and planning.
(4)
“All other fees” consist of fees billed for services rendered other than the services reported in Audit fees, Audit-related fees, and Tax fees.

Auditor Independence

In 2021, there were no other professional services provided by Ernst & Young LLP that would have required our Audit Committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Audit Committee Policy on Pre-Approval of Audit, Audit Related and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit, audit-related and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. All permissible audit services, audit-related services and permissible non-audit services rendered by, and related fees paid to, Ernst & Young LLP for our fiscal years ended December 31, 2021 and 2020 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the shares of our common stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST this proposal, and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2022.

AUDIT COMMITTEE REPORT

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the Nasdaq Stock Market LLC and the rules and regulations of the SEC. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee operates under a written charter approved by the board of directors, which is available on our website at https://investors.rxsight.com. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the Company’s financial reporting process, the Company’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing the Company’s financial statements. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare the Company’s financial statements. These are the fundamental responsibilities of management.

In the performance of its oversight function, the audit committee has:

•
reviewed and discussed the audited financial statements with management and Ernst & Young LLP;
•
discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC; and
•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Ernst & Young its independence.

Based on the audit committee’s review and discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Respectfully submitted by the members of the audit committee of the board of directors:

Julie B. Andrews (Chair)

Juliet Tammenoms Bakker

William J. Link, Ph.D.

Tamara R. Fountain, M.D.

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

EXECUTIVE OFFICERS

Name	Age	Position(s)

Ron Kurtz, M.D.	59	President, Chief Executive Officer & Director
Shelley Thunen	69	Chief Financial Officer
Eric Weinberg	61	Chief Commercial Officer
Ilya Goldshleger, Ph.D.	47	Chief Operating Officer

For the biography of Dr. Kurtz, please see “Board of Directors and Corporate Governance—Director Nominees.”

Shelley Thunen. Ms. Thunen joined RxSight, Inc. in January 2016 as our Chief Administrative Officer and has served as our Chief Financial Officer since February 2017. From January 2013 to October 2015, Ms. Thunen served as the Chief Financial Officer of Endologix, Inc. From August 2010 to December 2012, Ms. Thunen served as Associate General Manager of Alcon LenSx, Inc. Prior to the Alcon acquisition of LenSx, Inc. in August 2010, she served as a board member and chair of the audit committee from April 2008 to August 2010, as well as Chief Financial Officer and Vice President, Operations from November 2009 to August 2010. Ms. Thunen joined IntraLase Corp. in May 2001 and was its Chief Financial Officer and later Executive Vice President & Chief Financial Officer until its acquisition by Advanced Medical Optics, Inc. in April 2007. Ms. Thunen served on the board of directors of eyeonics, Inc. from June 2007 to February 2008, and as a board member and chair of the audit committee of Restoration Robotics, Inc. (Nasdaq: HAIR) from July 2015 to November 2019, prior to its acquisition by Venus Concept Inc. (Nasdaq: VERO) She also has served as a board member and audit committee chair of Surface Ophthalmics, Inc since August 2020. Ms. Thunen received a B.A. in economics and an M.B.A. from the University of California, Irvine.

Eric Weinberg. Mr. Weinberg has served as our Chief Commercial Officer since June 2015. Prior to joining RxSight, he was a co-founder of LenSx Lasers, Inc. and served as Chief Commercial Officer from July 2008 to August 2010, prior to its acquisition by Alcon Inc. He went on to serve as Vice President of Surgical Development at Alcon LenSx, Inc. from August 2010 to April 2014. He joined IntraLase Corp. in September 1999 as Vice President of Sales and later as the Senior Vice President, Global Marketing until the company was acquired by Advanced Medical Optics, Inc. in April 2007. Mr. Weinberg served as Global Director of Refractive Surgery at Chiron Vision Corp. from March 1993 until October 1997, when it was acquired by Bausch & Lomb, Inc. He continued as Global Director of Refractive Surgery at Bausch & Lomb until August 1999. Mr. Weinberg began his career in medical devices at Steinway Instruments in 1980.

Ilya Goldshleger, Ph.D. Dr. Goldshleger joined RxSight, Inc. as the Vice President, Engineering and has served as our Chief Operating Officer since June 2019. Dr. Goldshleger joined RxSight in September 2015 as the Vice President of Engineering and was responsible for the development and engineering of the LAL and LDD system and its accessories. Prior to joining RxSight, Dr. Goldshleger held various management roles at Alcon LenSx, Inc. from 2010 to 2015 last serving as Director, R&D Optics and Diagnostics, and held various roles in research and development at LenSx Lasers, Inc. from October 2008 to its acquisition by Alcon, Inc. in August 2010. Dr. Goldshleger received a Master of Science in Physics and Mathematics from the Moscow Institute of Physics and Technology and a Ph.D. in Chemical Physics from the Russian Academy of Sciences.

Each of our executive officers serves at the discretion of our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data. Our compensation committee makes decisions as to total compensation for each executive officer, although it may instead, in its discretion, make recommendations to our board of directors regarding executive compensation for its approval.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2021, our compensation committee retained Radford, a national compensation consultant, to provide it with information, recommendations and other advice relating to executive compensation on an ongoing basis. Radford serves at the discretion of our compensation committee. As part of its engagement,

Radford assists our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Our compensation committee periodically considers and assesses Radford’s independence, including whether Radford has any potential conflicts of interest with our company or members of our compensation committee. In connection with Radford's engagement, our compensation committee conducted such a review and concluded that it was not aware of any conflict of interest that had been raised by work performed by Radford or the individual consultants employed by Radford that perform services for our compensation committee.

Our named executive officers for the fiscal year ended December 31, 2021, which consist of our principal executive officer and the next three most highly compensated executive officers who were serving as executive officers as of December 31, 2021 are:

•
Ron Kurtz, M.D., our President and Chief Executive Officer;
•
Shelley Thunen, our Chief Financial Officer;
•
Eric Weinberg, our Chief Commercial Officer; and
•
Ilya Goldshleger, Ph.D., our Chief Operating Officer.

The following table provides information regarding the compensation of our named executive officers during the years ended December 31, 2020 and 2021.

Summary Compensation Table

				Option	All Other	Total
Name and Principal Position (1)	Year	Salary ($)	Bonus ($) (2)	Awards ($)(3)	Compensation ($)(4)	Compensation ($)

Ron Kurtz, M.D	2021	445,293	375,000	3,974,556	30,768	4,825,617
Chief Executive Officer and President, Director	2020	309,583	27,000	404,100	—	740,683

Shelley Thunen	2021	344,255	187,500	1,774,757	4,898	2,311,410
Chief Financial Officer	2020	250,510	45,000	404,100	—	699,610

Eric Weinberg	2021	358,798	187,500	1,674,763	29,325	2,250,386
Chief Commercial Officer	2020	272,595	45,000	606,150	—	923,745

Ilya Goldshleger, Ph.D.	2021	357,358	187,500	1,774,720	26,739	2,346,317
Chief Operating Officer	2020	287,094	45,000	1,212,300	—	1,544,394
(1)
RxSight has four named executive officers, each with corporate decision making authority. We have elected to provide compensation information for all four of them even though as an “emerging growth company” we are only required by SEC rules to disclose compensation for three named executive officers.
(2)
The bonus amounts listed in this column reflect annual discretionary bonuses, based on performance in 2021 and 2020. As determined by the Board of Directors 2020 bonuses were reduced due to COVID-19 cost saving measures.
(3)
These figures reflect the aggregate grant date fair value of stock option awards (service-based) granted in the fiscal year, computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) 718, Compensation—Stock Compensation (Topic 718). See Note 12 to our financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. With respect to stock option awards, the named executive officers will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.
(4)
Includes 401(k) matching contributions and cash payments for paid-time-off (“PTO”).

Annual Bonuses

As determined by our board of directors, we have maintained an annual cash bonus program based on company and individual performance-based criteria. The bonus amounts in the above table reflect annual discretionary bonuses for 2021 and 2020, as reduced due to COVID-19 cost saving measures. In 2021, each of Dr. Kurtz, Ms. Thunen, Mr. Weinberg and Mr. Goldshleger received an actual bonus that was 75%, 50%, 50% and 50%, respectively, of their base salaries.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021.

			Option Awards
Name	Grant Date (1)		Number of Securities Underlying Unexercised Options: (#) Exercisable	Number of Securities Underlying Unexercised Options: (#) Unexercisable	Option Exercise Price ($) (2)	Option Expiration Date

Ron Kurtz, M.D.	3/14/2017	(3)	2,300	—	$4.34	3/13/2027
President, Chief Executive Officer and Director	4/23/2020	(3)	12,089	28,247	$15.08	4/22/2030
	3/22/2021	(3)	18,144	78,661	$15.60	3/21/2031
	7/30/2021	(3)	35,293	303,526	$16.00	7/29/2031

Shelley Thunen	10/27/2016	(4)	29,040	—	$4.34	10/26/2026
Chief Financial Officer	3/14/2017	(3)	6,657	—	$4.34	3/13/2027
	7/26/2018	(3)	12,399	2,121	$18.90	7/25/2028
	4/23/2020	(3)	20,149	28,252	$15.08	4/22/2030
	3/22/2021	(3)	18,144	78,661	$15.60	3/21/2031
	7/30/2021	(3)	10,246	88,121	$16.00	7/29/2031

Eric Weinberg	7/29/2015	(5)	188,002	—	$3.93	7/28/2025
Chief Commercial Officer	3/14/2017	(3)	35,168	—	$4.34	3/13/2027
	4/18/2019	(7)	14,520	—	$23.04	4/17/2029
	4/23/2020	(3)	30,235	42,368	$15.08	4/22/2030
	3/22/2021	(3)	18,144	78,661	$15.60	3/21/2031
	7/30/2021	(3)	9,108	78,329	$16.00	7/29/2031

Ilya Goldshleger, Ph.D.	10/27/2015	(6)	41,142	—	$3.93	10/26/2025
Chief Operating Officer	7/28/2016	(4)	4,840	—	$4.13	7/27/2026
	10/27/2016	(4)	9,680	—	$4.34	10/26/2026
	3/14/2017	(3)	9,680	—	$4.34	3/13/2027
	4/26/2017	(4)	21,780	—	$4.13	4/25/2027
	1/25/2018	(3)	14,217	303	$18.90	1/24/2028
	7/26/2018	(3)	16,532	2,828	$18.90	7/25/2028
	4/18/2019	(7)	30,590	—	$23.04	4/17/2029
	4/23/2020	(3)	60,500	84,707	$15.08	4/22/2030
	3/22/2021	(3)	18,144	78,661	$15.60	3/21/2031
	7/30/2021	(3)	10,246	88,121	$16.00	7/29/2031
(1)
Each of the outstanding options to purchase shares of our common stock was granted pursuant to our 2015 Equity Incentive Plan, as amended and the 2021 Equity Incentive Plan.
(2)
This column represents the exercise price of each award, which is equal to the fair market value of a share of our common stock on the date of grant, as determined by our board of directors.
(3)
The shares underlying this award vest in equal monthly installments over 48 months, such that the entire award is vested over 4 years. The vesting commencement date of this award is the grant date.
(4)
The shares underlying this award vest 25% after one year after the vesting commencement date and the remainder vesting in equal monthly installments over 36 months, such that the entire award is vested over 4 years. The vesting commencement date of this award is the grant date.
(5)
This award vested as follows: (i) 16.7% of the shares underlying this award vested on the date of grant; (ii) 8.3% of the shares underlying this award had a vesting commencement date of June 16, 2015 and became fully vested upon pre-market approval of the Company’s LAL by the FDA on or prior to December 31, 2017 (which was achieved in November 2017); and (iii) the remaining 75.0% of the shares underlying this award vested with a vesting commencement date of June 16, 2015 with 25% vesting on the first anniversary of the vesting commencement date and the remainder vesting in equal monthly installments over the remaining 36 months, such that this portion of the award was fully vested over 4 years. The shares underlying this award vest in equal monthly installments over 48 months, such that the entire award is vested over 4 years.
(6)
This award had a vesting commencement date of September 8, 2015 and vested as follows: 25% vesting on the one year anniversary of the vesting commencement date and the remainder vesting in equal monthly installments over the remaining 36 months, such that the entire option is vested over 4 years.
(7)
The shares underlying this award vest in equal monthly installments over 24 months, such that the entire award is vested over 2 years. The vesting commencement date of this award is the grant date.

Employment Arrangements With Our Named Executive Officers

Ron Kurtz, M.D.

We entered into an offer letter agreement, effective as of July 16, 2021, with Dr. Kurtz, our President and Chief Executive Officer. This letter has no specific term and provides for at-will employment. Dr. Kurtz’s annual base salary as of July 16, 2021 was $500,000 and he was eligible for an annual target cash incentive payment equal to 75% of his base salary. On March 3, 2022, the Compensation Committee approved, effective March 1, 2022 (i) an increase in the base salary of Dr. Kurtz, from $500,000 to $575,000 and (ii) an increase in the annual target cash incentive payment for Dr. Kurtz from 75% of his base salary to 85% of his base salary.

Pursuant to Dr. Kurtz’s Offer Letter, Dr. Kurtz was granted an option to purchase 338,819 shares of our common stock on July 30, 2021 at $16.00 per share pursuant to the terms of the 2021 Plan and the form of option agreement thereunder.

Shelley Thunen

We entered into an offer letter agreement, effective as of July 16, 2021, with Ms. Thunen, our Chief Financial Officer. This letter has no specific term and provides for at-will employment. Ms. Thunen’s annual base salary as of July 16, 2021 was $375,000 and she was eligible for an annual target cash incentive payment equal to 50% of her base salary. On March 3, 2022, the Compensation Committee approved (i) an increase in Ms. Thunen’s base salary from $375,000 to $425,000 and (ii) an increase in the annual target cash incentive payment for Ms. Thunen from 50% of her base salary to 55% of her base salary.

Pursuant to Ms. Thunen’s Offer Letter, Ms. Thunen was granted an option to purchase 98,367 shares of our common stock on July 30, 2021 at $16.00 per share pursuant to the terms of the 2021 Plan and the form of option agreement thereunder.

Eric Weinberg

We entered into an offer letter agreement, effective as of July 16, 2021, with Mr. Weinberg, our Chief Commercial Officer. This letter has no specific term and provides for at-will employment. Mr. Weinberg’s annual base salary as of July 16, 2021 was $375,000 and he was eligible for an annual target cash incentive payment equal to 50% of his base salary. On March 3, 2022, the Compensation Committee approved (i) an increase in Mr. Weinberg’s base salary from $375,000 to $425,000 and (ii) an increase in the annual target cash incentive payment for Mr. Weinberg from 50% of his base salary to 55% of his base salary.

Pursuant to Mr. Weinberg’s Offer Letter, Mr. Weinberg was granted an option to purchase 87,437 shares of our common stock on July 29, 2021 at $16.00 per share pursuant to the terms of the 2021 Plan and the form of option agreement thereunder.

Ilya Goldshleger, Ph.D.

We entered into an offer letter agreement, effective as of July 16, 2021, with Dr. Goldshleger, our Chief Operating Officer. This letter has no specific term and provides for at-will employment. Dr. Goldshleger’s annual base salary as of July 16, 2021 was $375,000 and he was eligible for an annual target cash incentive payment equal to 50% of his base salary. On March 3, 2022, the Compensation Committee approved (i) an increase in Dr. Goldshleger’s base salary from $375,000 to $425,000 and (ii) an increase in the annual target cash incentive payment for Dr. Goldshleger from 50% of his base salary to 55% of his base salary.

Pursuant to Dr. Goldshleger’s Offer Letter, Dr. Goldshleger’s was granted an option to purchase 98,367 shares of our common stock on July 29, 2021 at $16.00 per share pursuant to the terms of the 2021 Plan and the form of option agreement thereunder.

Potential Payments upon Termination or Change in Control

We entered into a change in control and severance agreement, effective as of July 16, 2021, with each of Dr. Kurtz, Ms. Thunen, Mr. Weinberg and Dr. Goldshleger. Each change in control and severance agreement was approved by our board of directors in July 2021.

Pursuant to each applicable named executive officer’s severance agreement, if, within the change in control period beginning on the date a letter of intent or similar agreement is made between us and an acquiror, provided such date occurs no earlier than 9 months prior to a “change in control” (as defined in the applicable agreement), and ending 12 months following a change in control, we terminate the employment of the named executive officer without “cause” or the executive resigns for “good reason” (as such terms are defined in the applicable agreement), and within 60 days following such termination, the named executive officer executes a waiver and release of claims in our favor that becomes effective and irrevocable, the named executive officer will be entitled to receive (i) a lump sum payment equal to the sum of (A) 12 months (18 months with respect to Dr. Kurtz) of the named executive officer’s then current annual base salary and (B) 12 months (18 months with respect to Dr. Kurtz) of the named executive officer’s annual target bonus as in effect in the year of the applicable termination, (ii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, or COBRA for the named executive officer and his or her respective eligible dependents for up to 12 months (18 months with respect to Mr. Kurtz), and (iii) vesting acceleration as to 100% of the then-unvested shares subject to each of the named executive officer’s then outstanding equity awards (and in the case of awards with performance vesting, unless the applicable award agreement governing such award provides otherwise, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement).

Pursuant to each applicable named executive officer’s severance agreement, if, outside of the change in control period, we terminate the employment of the named executive officer without cause (excluding death or disability) or the executive resigns for good reason, and within 60 days following such termination, the named executive officer executes a waiver and release of claims in our favor that becomes effective and irrevocable, the named executive officer will be entitled to receive (i) a lump sum payment equal to the sum of (A) 12 months of the named executive officer’s then current annual base salary and (B) 12 months of the named executive officer’s annual target bonus as in effect in the year of the applicable termination, and (ii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for the named executive officer and the officer’s respective eligible dependents for up to 12 months.

Pursuant to each applicable named executive officer’s severance agreement, if we experience a change in control, and the named executive officer remains our employee through the date of such change in control, 100% of the then-unvested shares subject to the named executive officer’s then outstanding equity awards will accelerate and fully vest (and in the case of awards with performance vesting, unless the applicable award agreement governing such award provides otherwise, all performance goals and other vesting criteria will be deemed achieved at target levels of achievement).

Pursuant to each applicable named executive officer’s severance agreement, in the event any payment to an executive would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, as amended, or the Code (as a result of a payment being classified as a parachute payment under Section 280G of the Code), the executive will receive such payment as would entitle the executive to receive the greatest after-tax benefit, even if it means that we pay the executive a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Code.

401(k) Plan

The Company maintains a defined contribution 401(k) retirement savings plan for the benefit of its employees, including its named executive officers, who satisfy certain eligibility requirements. Under the 401(k) plan, eligible employees may elect to defer a portion of their compensation, within the limits prescribed by the Code, on a pre-tax or after-tax (Roth) basis, through contributions to the 401(k) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those pre-tax contributions are not taxable to the employees until distributed from the 401(k) plan, and earnings on Roth contributions are not taxable when distributed from the 401(k) plan. In July 2021, the Company began making matching contributions of up to 2% of eligible compensation, contributed by eligible participating employees. Employer matching contributions vest 25% per year over four years.

Equity Compensation Plan Information

The following table provides information as of December 31, 2021 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	(a) Number of				(c) Number of
	Securities to		(b) Weighted		Securities Remaining
	be Issued		Average		Available for Future
	Upon Exercise		Exercise Price		Issuance Under Equity
	of Outstanding		of Outstanding		Compensation Plans
	Options,		Options,		(Excluding Securities
Plan category	Restricted Stock Units and Rights (#)		Warrants and Rights ($)		Reflected in Column (a))
Equity compensation plans approved by security holders (1) (2)	6,394,484	(3)	$11.64	(4)	1,025,465	(5)
Equity compensation plans not approved by security holders	—		—		—
Total	6,394,484				1,025,465
(1)
The 2021 Plan contains an “evergreen provision” which provides that the number of shares available for issuance under the 2021 Plan will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 7,260,406 shares, (ii) four percent (4%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as our board of directors may determine.
(2)
The 2021 Employee Stock Purchase Plan (the “2021 ESPP Plan”), contains an “evergreen provision” which provides that the number of shares available for issuance under the 2021 ESPP Plan will be increased on the first day of each fiscal year beginning with the 2022 fiscal year, in an amount equal to the least of (i) 1,452,081 shares, (ii) one percent (1%) of the outstanding shares of common stock on the last day of the immediately preceding fiscal year or (iii) such other amount as the administrator may determine.
(3)
Consists of 5,754,005 options outstanding and 640,479 RSUs available for issuance under the 2006 Stock Plan, the 2015 Equity Incentive Plan, and the 2021 Plan.
(4)
Excludes restricted stock units, which have no exercise price.
(5)
Includes 484,027 shares available for future issuance under the ESPP Plan, of which approximately 47,000 shares are issuable with respect to the purchase period in effect as of December 31, 2021, which purchase period ends on April 29, 2022. Pursuant to the terms of our ESPP Plan, the number of shares to be issued and the price per share is not determined until immediately before the issuance of such shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 11, 2022 for:

•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock;
•
each of the named executive officers;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.

We have based our calculation of the percentage of beneficial ownership on 27,485,685 shares of our common stock outstanding as of April 11, 2022. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 11, 2022, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o RxSight Inc., 100 Columbia

Aliso Viejo, California 92656.

	Number of	Percentage of
	shares	shares
	beneficially	beneficially
Name of beneficial owner	owned	owned
5% Stockholders:

RA Capital Healthcare Fund (1)	3,052,796	11.11%
Entities affiliated with Longitude Capital (2)	2,506,972	9.12%
H.I.G. BioVentures – Calhoun, LLC (3)	2,010,037	7.31%
Entities affiliated with Richard M. Wolfen (4)	1,827,349	6.65%
RxSight I, LLC (5)	1,805,866	6.57%
OrbiMed Capital, LLC (6)	1,383,500	5.03%

Named Executive Officers and Directors
Juliet Tammenoms Bakker (7)	2,506,972	9.12%
William J. Link, Ph.D. (8)	1,805,866	6.57%
Ron Kurtz, M.D. (9)	1,049,868	3.82%
Eric Weinberg (10)	674,846	2.46%
J. Andy Corley (11)	510,713	1.86%
Ilya Goldshleger (12)	279,517	1.02%
Shelley Thunen (13)	173,940	*
Robert Warner (14)	49,483	*
Julie B. Andrews (15)	21,358	*
Robert J. Palmisano (16)	5,733	*
Shweta Singh Maniar	—	*
Tamara R. Fountain, M.D.	—	*
All current directors and executive officers as a group (12 persons) (17)	7,078,296	25.75%

* Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Based on a Schedule 13G, reporting beneficial ownership as of August 3, 2021, and filed with the SEC on August 13, 2021, the shares consist of (i) 2,838,938 shares of Common Stock held by RA Capital Healthcare Fund, L.P. (RA Healthcare); and (ii) 213,858 shares of Common Stock, held by Blackwell Partners LLC-Series A (Blackwell). RA

Capital Management, L.P. is the investment manager for RA Healthcare and Blackwell. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah may be deemed to have voting and investment power over the shares held of record by RA Healthcare and Blackwell. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(2)
Based on a Schedule 13D, reporting beneficial ownership as of July 29, 2021, and filed with the SEC on August 3, 2021, the shares consist of (i) 1,988,613 shares of Common Stock held Common Stock held by Longitude Venture Partners II, L.P. (“LVP II”), (ii) 500,000 shares of Common Stock held by Longitude Prime Fund L.P (“LPF”), 12,500 shares of Common Stock held by Ms. Tammenoms Bakker and 5,859 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 11, 2022. Longitude Capital Partners II, LLC (“LCP II”) is the general partner of LVP II and may be deemed to have voting and investment power over the securities held by LVP II. Patrick G. Enright and Juliet Tammenoms Bakker are managing members of LCP II and may be deemed to share voting and investment power over the securities held by LVP II. LCP II and each of Mr. Enright and Ms. Tammenoms Bakker disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. Longitude Prime Partners, LLC (“LPP”) is the general partner of LPF and may be deemed to have voting and investment power over the securities held by LPF. Patrick G. Enright and Juliet Tammenoms Bakker are managing members of LPP and may be deemed to share voting and investment power over the securities held by LPF. LPP and each of Mr. Enright and Ms. Tammenoms Bakker disclaim beneficial ownership of such shares except to the extent of their respective pecuniary interests therein. The address of LVP II and LPF is 2740 Sand Hill Road, 2nd Floor, Menlo Park, CA 94025.
(3)
Based on a Schedule 13G, reporting beneficial ownership as of December 31, 2021, and filed with the SEC on February 14, 2022, the shares consist of 2,010,037 shares of Common Stock held of record by H.I.G. BioVentures – Calhoun, LLC. H.I.G.-GPII, Inc. is the Manager of H.I.G. BioVentures – Calhoun, LLC and has sole voting and investment control over the Shares owned by H.I.G. BioVentures – Calhoun, LLC. Anthony Tamer and Sami Mnaymneh are the sole shareholders of H.I.G.-GPII, Inc. and may be deemed to share beneficial ownership of the shares held by H.I.G. BioVentures – Calhoun, LLC. The principal business address for each of the H.I.G. Entities, Mr. Tamer and Mr. Mnaymneh is 1450 Brickell Avenue, 31st Floor, Miami, FL 33131.
(4)
Based on a Schedule 13G, reporting beneficial ownership as of July 29, 2021, and filed with the SEC on February 14, 2022, the shares consist of (i) 1,386,566 shares of Common Stock, held by Werner F. Wolfen & Mary G. Wolfen, Trustees of the Wolfen Revocable Trust date 7/22/02; (ii) 137,025 shares of Common Stock held by Werner F. Wolfen and Mary G. Wolfen, Trustees of the Wolfen Family Foundation; (iii) 105,117 shares of Common Stock held by Richard M. Wolfen; (iv) 56,281 shares of Common Stock held by Lawrence P. Wolfen Testamentary Trust; (v) 56,281 shares of Common Stock held by Cynthia R. Scott Trust dated 7/1/2008; (vi) 24,233 shares of Common Stock James A Wolfen 2008 Trust dated 5/19/2008; (vii) 17,436 shares of Common Stock held by Mary G. Wolfen; (viii) 17,081 shares of Common Stock held by Werner F. Wolfen 2020 Annuity Trust RxSight; (ix) 17,081 shares of Common Stock held by R&K Wolfen Receptacle Trust; (x) 5,124 shares of Common Stock held by Karen Africk Wolfen 2020 Annuity Trust RxSight; and (xi) 5,124 shares of Common Stock held by Richard M. Wolfen 2020 Annuity Trust RxSight. The address of all “Wolfen Entities” is 919 North Roxbury Drive, Beverly Hills, CA 90210.
(5)
Based on a Schedule 13G, reporting beneficial ownership as of December 31, 2021, and filed with the SEC on February 14, 2022, the shares consist of (i) 1,641,778 shares of Common Stock held by RxSight I, LLC, (ii) 126,979 shares held by Flying L Partners II, LLC, (iii) 31,250 shares of Common Stock held by William J. Link and (iv) 5,859 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 11, 2022. Dr. Link is a managing member of RxSight I, LLC and Flying L. Partners II, LLC and may be deemed to share voting and investment power over the securities held by RxSight I, LLC and Flying L Partners II, LLC. Dr. Link disclaims beneficial ownership of such shares except to the extent of his respective pecuniary interests therein. The address of RxSight I, LLC and Flying L. Partners II, LLC is 11 Linda Isle, Newport Beach, CA 92660.
(6)
Based on a Schedule 13G, reporting beneficial ownership as of 1,383,500, and filed with the SEC on February 11, 2022, the shares consist of (i) 1,062,500 shares of Common Stock held by OrbiMed Capital LLC; and (ii) 321,000 shares of Common Stock, held by OrbiMed Advisors LLC. OrbiMed Advisors LLC (“Advisors”) and OrbiMed Capital LLC (“Capital”) are investment advisors that hold shares on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or proceeds from the sale of, such securities. No one such other person's interest in the securities whose ownership is reported here relates to more than five percent of the class. Advisors and Capital exercise investment and voting power over the shares through a management committee comprised of Carl L. Gordon, Sven H. Borho, and W. Carter Neild, each of whom disclaims beneficial ownership over such shares. The address of the entities listed above 601 Lexington Avenue, 54th Floor, New York, NY 10022.

(7)
Consists of the shares described in note 2 above.
(8)
Consists of the shares described in note 5 above.
(9)
Consists of (i) 800,972 shares of Common Stock held by Cricklewood LP and (ii) 128,638 shares of Common Stock held by Ron Kurtz, M.D. and (iii) 120,258 shares of Common Stock issuable pursuant to options held directly by Mr. Kurtz exercisable within 60 days of April 11, 2022. Ron Kurtz, M.D. is our Chief Executive Officer and a member of our board directors is the manager of the general partner of Cricklewood LP and shares voting and investment control of the general partner of Cricklewood LP with Jennifer Simpson, Mr. Kurtz’s spouse.
(10)
Consists of (i) 349,978 shares of Common Stock held by EJW Living Trust (ii) 323,943 shares of Common Stock issuable pursuant to options held directly by Eric Weinberg exercisable within 60 days of April 11, 2022 and (ii) 925 shares held by Mr. Weinberg's fiancé.
(11)
Consists of (i) 444,351 shares of Common Stock held by Andy Corley Living Trust dated 7/17/2013 and (ii) 60,503 shares of Common Stock issuable pursuant to options held directly by Andy Corley exercisable within 60 days of April 11, 2022 and (iii) 5,859 restricted stock units that are scheduled to vest within 60 days of April 11, 2022.
(12)
Consists of (i) 1,000 shares of Common Stock held by Ilya Goldshleger and (ii) 277,145 shares of Common Stock issuable pursuant to options held directly by Ilya Goldshleger exercisable within 60 days of April 11, 2022. Also includes 1,372 shares held by Mr. Goldshleger's spouse.
(13)
Consists of (i) 48,402 shares of Common Stock held by Shelley B. Thunen Revocable Family Trust, and (ii) 125,538 shares of Common Stock issuable pursuant to options held directly by Shelley B. Thunen exercisable within 60 days of April 11, 2022.
(14)
Consists of (i) 43,750 shares of Common Stock held by the Cabo Living Trust and (ii) of 5,733 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 11, 2022.
(15)
Consists of (i) 15,625 shares of Common Stock held by Julie Andrews and (ii) 5,733 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 11, 2022.
(16)
Consists of 5,733 shares issuable upon vesting of time-based RSUs vesting within 60 days of April 11, 2022.

(17)
Consists of the shares described in notes 7 through 16 above.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our audit committee has the primary responsibility for reviewing and approving or disapproving related party transactions and adopted a formal written policy on July 1, 2021, which provides that we are not permitted to enter into any transaction that exceeds $120,000 with which any related person has a direct or indirect material interest, without the consent of our audit committee. In approving or rejecting any such transaction, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Since January 1, 2020, we describe below transactions and series of similar transactions, to which we were a party or will be a party, in which:

•
the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

On January 1, 2019, the Company entered into a consulting agreement with Yelroc Consulting, Inc., an entity owned by J. Andy Corley (the “Corley Consulting Agreement”). Under the Corley Consulting Agreement, J. Andy Corley agreed to serve as Chairman of the Board, help lead the Company’s strategic discussions and negotiations, and provide technical and commercial consulting experience. Mr. Corley was compensated for his services under the Corley Consulting Agreement at the rate of $10,000 per month and was also reimbursed for reasonable and customary business expenses that he incurred as a result of performing his consulting services. The original term of the Corley Consulting Agreement was until December 31, 2020. Amendment No. 1 to the Corley Consulting Agreement by and between the Company and Yelroc Consulting, Inc., dated as of December 16, 2020, extended the term of the

Corley Consulting Agreement to December 31, 2021. The Company and Yelroc Consulting Inc. entered into a Termination Agreement on July 29, 2021, whereby the parties terminated the Corley Consulting Agreement.

Investor Rights Agreement

We are party to an amended and restated investor rights agreement with certain holders of our capital stock, including (i) RxSight I, LLC, (ii) H.I.G. BioVentures - Calhoun, LLC, (iii) Longitude Venture Partners II, L.P., (iv) RA Capital Healthcare Fund, L.P. and (v) BP Calhoun Associates LLC. Under this investor rights agreement, certain holders of our capital stock have the right to demand that we file a registration statement or request that their shares of our capital stock be covered by a registration statement that we are otherwise filing. See “Registration Rights” below for additional information regarding these registration rights.

Indemnification Agreements

We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, in addition to the indemnification provided for in our amended and restated certificate of incorporation and amended and restated bylaws. The indemnification agreements and our amended restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Registration Rights

Under our investor rights agreement, the holders of up to 15,076,938 shares of common stock or their transferees, have the right to require us to register the offer and sale of their shares, or to include their shares in any registration statement we file, in each case as described below.

Demand Registration Rights

After the completion of our IPO in July 2021, the holders of up to 15,076,938 shares of our common stock will be entitled to certain demand registration rights. At any time after January 26, 2022, the holders of at least 50% of the shares having registration rights then outstanding can request that we file a registration statement to register the offer and sale of their shares. We are only obligated to effect up to two such registrations. Each such request for registration must cover securities the anticipated aggregate gross proceeds of which, before deducting underwriting discounts and expenses, is at least $20 million. These demand registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances. If we determine that it would be materially detrimental to us and our stockholders to effect such a demand registration, we have the right to defer such registration, not more than once in any twelve month period, for a period of up to 90 days.

Form S-3 registration rights

After the completion of our IPO in July 2021, the holders of up to 15,076,938 shares of our common stock are entitled to certain Form S-3 registration rights. At any time after January 26, 2022, when we are eligible to file a registration statement on Form S-3, the holders of the shares having these rights then outstanding can request that we register the offer and sale of their shares of our common stock on a registration statement on Form S-3 so long as the request covers securities the anticipated aggregate public offering price of which is at least $1 million. These stockholders may make an unlimited number of requests for registration on a registration statement on Form S-3; however, we will not be required to effect a registration on Form S-3 if we have effected two such registrations within the twelve-month period preceding the date of the request. These Form S-3 registration rights are subject to specified conditions and limitations, including the right of the underwriters to limit the number of shares included in any such registration under certain circumstances. Additionally, if we determine that it would be seriously detrimental to us and our stockholders to effect such a demand registration, we have the right to defer such registration, not more than once in any twelve month period, for a period of up to 90 days.

Piggyback Registration Rights

After the completion of our IPO in July 2021, the holders of up to 15,076,938 shares of our common stock will be entitled to certain “piggyback” registration rights. If we propose to register the offer and sale of shares of our common stock under the Securities Act, all holders of these shares then outstanding can request that we include their shares in such registration, subject to certain marketing and other limitations, including the right of the underwriters to limit the number of shares included in any such registration statement under certain circumstances. As a result, whenever we propose to file a registration statement under the Securities Act, other than with respect to (1) a registration related to any employee benefit plan or a corporate reorganization or other transaction covered by Rule 145 promulgated under the Securities Act, (2) a registration relating to the offer and sale of debt securities, (3) a registration on any registration form that does not permit secondary sales or (4) a registration pursuant to the demand or Form S-3 registration rights described in the preceding two paragraphs above, the holders of these shares are entitled to notice of the registration and have the right, subject to certain limitations, to include their shares in the registration.

Expenses of Registration

We will pay all expenses up to $50,000 relating to any demand registrations, Form S-3 registrations and piggyback registrations, subject to specified exceptions.

Termination

The registration rights terminate upon the earliest of (1) the date that is three years after the completion of our IPO, (2) immediately prior to the completion of certain liquidation events and (3) as to a given holder of registration rights, the date after the completion of our IPO when such holder of registration rights can sell all of such holder’s registrable securities during any ninety day period pursuant to Rule 144 promulgated under the Securities Act and such holder holds less than one percent (1%) of our outstanding securities.

Equity Grants to Executive Officers and Directors

We have granted options to our named executive officers and certain of our non-employee directors as more fully described in the sections titled “Director Compensation” and “Executive Compensation.”

OTHER MATTERS

Section 16(a) Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2021, no executive officers, directors or greater than 10% stockholders failed to file a required report under Section 16(a) of the Exchange Act.

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2021 are included in our Annual Report on Form 10-K filed with the SEC on March 8, 2022. This proxy statement and our Annual Report on Form 10-K are posted on our investor relations website at https://investors.rxsight.com/financial-information/sec-filings and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report on Form 10-K without charge by sending a written request to RxSight Inc., Attention: Investor Relations, 100 Columbia, Aliso Viejo, California, 92656.

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The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone or by executing and returning your proxy card at your earliest convenience.

THE BOARD OF DIRECTORS

Aliso Viejo, California April 21, 2022

OTE BY: P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/RXST • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-305-2377 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RXST. The registration deadline is June 1, 2022 at 5 PM. RxSight, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 11, 2022 TIME: Thursday, June 2, 2022 8:00 AM, Pacific Time PLACE: Annual Meeting will be held live via the Internet - Please visit www.proxydocs.com/RXST for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ron Kurtz, M.D., and Shelley Thunen (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of RxSight, Inc. which the

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/RXST • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-305-2377 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/RXST. The registration deadline is June 1, 2022 at 5 PM. RxSight, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 11, 2022 TIME: Thursday, June 2, 2022 8:00 AM, Pacific Time PLACE: Annual Meeting will be held live via the Internet - Please visit www.proxydocs.com/RXST for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Ron Kurtz, M.D., and Shelley Thunen (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of RxSight, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

RxSight, Inc. Annual Meeting of Stockholders Please make your marks like this: The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2. PROPOSALS 1. Elect three Class I directors, Ron Kurtz, M.D., J. Andy Corley and Juliet Tammenoms Bakker, to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified. YOUR VOTE FOR WITHHOLD BOARD OF DIRECTORS RECOMMENDS 1.01 Ron Kurtz, M.D. FOR 1.02 J. Andy Corley FOR 1.03 Juliet Tammenoms Bakker FOR 2. Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN FOR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.
Signature (and Title if applicable) Date Signature (if held jointly) Date